Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Americold Realty Trust (the “Company”) for the fiscal period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fred Boehler, President, Chief Executive Officer and Trustee of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 2, 2020

/s/ Fred W. Boehler
Fred W. Boehler
President, Chief Executive Officer and Trustee